COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                  Amendment No. 1 of the 1998 Plan Restatement



               Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, as permitted under
Section 10.1 of the Plan, as follows:

        1. Section 1.22, entitled "Highly Compensated Employee", is amended effective April 1, 1998 to read as follows:

        1.22 "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees.

               (a) A highly compensated active employee means any Employee who:

                    (1) was a 5-percent  owner (as defined in Section  416(i)(1)
                of the Code) of the Corporation or an Affiliate at any time during the current or preceding year, or

                    (2) for the preceding year--

                            (A) had  compensation  from the  Corporation and all
                     Affiliates in excess of $80,000 (as adjusted by the Secretary of the Treasury pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996), and

                            (B) if the  Corporation  elects the  application  of
                     this clause 1.22(a)(2)(B) for the preceding year, was in the top-paid group of Employees for such preceding year. For this purpose, an Employee is in the top-paid group of Employees for any year if the Employee is in a group consisting of the top 20 percent of the Employees when ranked on the basis of compensation paid during such year.

               (b) A former Employee shall be highly compensated employee if:

                    (1) the Employee was a Highly Compensated  Employee when the
                Employee separated from service, or

                    (2) the  Employee was a Highly  Compensated  Employee at any
                time after attaining age 55.

COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
Page 2 of Amendment No. 1 of 1998 Plan Restatement

                  (c) Meaning of "Compensation". For the purpose of this Section 1.22, the term "compensation" means compensation within the meaning of
         Section 415(c)(3) of the Code. For Plan Years beginning before January 1, 1998, the determination of "compensation" shall be made without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code and, in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code.

                  (d) Application of Code and Regulations. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

        2. Section 4.4, entitled "55/15 Early Retirement Benefit", is amended effective April 1, 1998 to correct a typographical error by changing the reference to "62/25 early retirement benefit" to "55/15 early retirement benefit."

        3. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1998 by changing subsection (b) thereof to read as follows:

                  (b) "Annual Benefit" means the benefit payable annually in the form of a straight life annuity under the terms of the Plan (aggregated with other defined benefit plans as described in (j) below) exclusive of any benefit not required to be considered for purposes of applying the limitations of Code Section 415 to the Plan. If the Annual Benefit is payable in any form other than a straight life annuity or a qualified joint and survivor annuity within the meaning of Code Section 417, it shall be adjusted to an Actuarial Equivalent benefit in the form of a straight life annuity. In the case of the adjustment of a benefit that is not subject to Code Section 417(e)(3), the adjustment shall be made using an interest rate equal to the greater of the rate specified in the Plan or 5 percent.

        4. Table 3 of Appendix A is amended effective April 1, 1998 to read as follows:

                                   APPENDIX A

                                     TABLE 3

TABLE OF ACTUARIAL EQUIVALENT FACTORS TO BE USED IN DETERMINING THE AMOUNT OF LIFE ANNUITY COMMENCING ON AN EARLY RETIREMENT DATE

COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
Page 3 of Amendment No. 1 of 1998 Plan Restatement

                Age at Early                            Actuarial
              Retirement Date                       Equivalent Factor
              ---------------                       -----------------

                    65                                   1.000

                    64                                    .906

                    63                                    .824

                    62                                    .750

                    61                                    .685

                    60                                    .626

                    59                                    .574

                    58                                    .527

                    57                                    .484

                    56                                    .446

                    55                                    .411


Factors will be determined by interpolation based on the attained age to the completed month.

        5. New Schedule 2, entitled "Pension Plan for Non-Union Hourly Employees of Columbus McKinnon Corporation, Merger into the MRB Plan, Treatment of Former Participants" is added to the Plan effective December 31, 1998 in the form attached to this Amendment No. 1 and incorporated herein by this reference.

        6. New Schedule 5, entitled "Duff-Norton Company, Inc. Pension Plan for Salaried Employees of Yale Hoists, Merger into the MRB Plan, Treatment of Former Participants" is added to the Plan effective December 31, 1998 in the form attached to this Amendment No. 1 and incorporated herein by this reference.

        7. New Schedule 6, entitled "Duff-Norton Company, Inc. Retirement Plan for Employees of American Lifts Division, Merger into the MRB Plan, Treatment of Former Participants" is added to the Plan effective February 28, 1999 in the form attached to this Amendment No. 1 and incorporated herein by this reference.

COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
Page 4 of Amendment No. 1 of 1998 Plan Restatement


        8. Schedule 3, entitled "Retirement Plan for Salaried Employees of the Duff-Norton Companies, Merger into the MRB Plan, Treatment of Former Participants" is amended and restated effective June 30, 1998 in the form attached to this Amendment No. 1 and incorporated herein by this reference.

        9. Schedule 4, entitled "Duff-Norton Company, Inc. Retirement Plan for Wadesboro Hourly Employees, Merger into the MRB Plan, Treatment of Former Participants" is amended and restated effective June 30, 1998 in the form attached to this Amendment No. 1 and incorporated herein by this reference.

               IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 10th day of December, 1998, to be effective as of the dates recited herein.

                                   COLUMBUS McKINNON CORPORATION


                           By:     /s/ Robert L. Montgomery, Jr.
                                   -----------------------------


                           Title:  Executive Vice President
                                   -----------------------------